Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 26, 2024, by and among KALA BIO, Inc., a Delaware corporation (the “Company”), and the Investors (as defined below). Capitalized terms used herein have the respective meanings ascribed thereto in that certain Securities Purchase Agreement, dated as of June 26, 2024, by and among the Company and the purchasers listed on the signature pages thereto (the “Purchase Agreement”), unless otherwise defined herein.

The parties hereby agree as follows:

1.            Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the first paragraph.

“Allowed Delay” has the meaning set forth in Section 2(c)(ii).

“Availability Date” has the meaning set forth in Section 3(i).

“Blackout Period” has the meaning set forth in Section 2(d)(ii).

“Company” has the meaning set forth in the first paragraph.

“Cut Back Shares” has the meaning set forth in Section 2(e).

“Effectiveness Liquidated Damages” has the meaning set forth in Section 2(d)(ii).

“Effectiveness Deadline” means, with respect to the Registration Statement, the 75th day after the Closing Date if the SEC does not review such Registration Statement (or the 105th day after the Closing Date if the SEC reviews such Registration Statement and has written comments to the Registration Statement); provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Effectiveness Period” has the meaning set forth in Section 3(a).

“Filing Deadline” has the meaning set forth in Section 2(a)(i).

“Inspectors” has the meaning set forth in Section 4.

“Investors” means the persons listed on the attached Schedule A who are signatories to this Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of Registrable Securities.

“Liquidated Damages” has the meaning set forth in Section 2(d)(ii).

“Maintenance Failure” has the meaning set forth in Section 2(d)(ii).

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchase Agreement” has the meaning set forth in the first paragraph.

“Qualification Date” has the meaning set forth in Section 2(a)(ii).

“Qualification Deadline” has the meaning set forth in Section 2(a)(ii).

“Records” has the meaning set forth in Section 4.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Shares, (ii) the Conversion Shares and (iii) any other securities issued or issuable with respect to or in exchange for Shares or Conversion Shares, whether by merger, charter amendment or otherwise; provided, that a security shall cease to be a Registrable Security upon the earliest of: (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, (B) such security becoming eligible for sale without restriction by the Investor holding such security pursuant to Rule 144, including without any manner of sale or volume limitations, and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act, or (C) five years after the Closing Date.

“Registration Liquidated Damages” has the meaning set forth in Section 2(d)(i).

“Registration Statement” means any registration statement of the Company under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Investors” means the Investors holding a majority of the Registrable Securities outstanding from time to time.

“Restriction Termination Date” has the meaning set forth in Section 2(e).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Restrictions” has the meaning set forth in Section 2(e).

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(ii).

2.            Registration.

(a)            Registration Statements.

(i)            Promptly following the Closing Date but no later than thirty (30) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution, substantially in the form and substance attached hereto as Exhibit A; provided, however, that no Investor shall be named as an “underwriter” in such Registration Statement without the Investor’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder of securities of the Company without the prior written consent of the Required Investors, except that, in the Company’s sole discretion, such Registration Statement may include shares of Common Stock issued or issuable pursuant to (A) the Purchase Agreement to investors who are not a party to this Agreement, (B) that certain Securities Purchase Agreement, dated December 21, 2023, by and between the Company and the investors named therein, and/or (C) that certain Securities Purchase Agreement, dated March 25, 2024, by and between the Company and the investors named therein (such shares of Common Stock, collectively, the “Additional Securities”). Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors prior to its filing or other submission.

(ii)            The Registration Statement referred to in Section 2(a)(i) shall be on Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on such other form as is available to the Company and (ii) so long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than forty-five (45) days after the Qualification Date (the “Qualification Deadline”), file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC.

(b)            Expenses. The Company will pay all expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)            Effectiveness.

(i)             The Company shall use commercially reasonable efforts to have each Registration Statement declared effective, if not automatically effective upon filing, as soon as reasonably practicable after such Registration Statement has been filed with the SEC, but no later than the Effectiveness Deadline. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement becomes or is declared effective and shall provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)            For not more than sixty (60) consecutive days or for a total of not more than one hundred twenty (120) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material nonpublic information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(d)            Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(i)            If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Investor for the initial day of failure to file such Registration Statement by the Filing Deadline and for each subsequent 30-day period (pro rata for any portion thereof) thereafter for which no such Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made to each Investor then holding Registrable Securities in cash no later than ten (10) Business Days after the date of the initial failure to file such Registration Statement by the Filing Deadline and each subsequent 30-day period (pro rata for any portion thereof) until such Registration Statement is filed with respect to the Registrable Securities. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(ii)            If (A) a Registration Statement covering the Registrable Securities is not automatically effective upon filing with the SEC or not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC informs the Company that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement or (ii) the Effectiveness Deadline, or (B) after a Registration Statement has been declared effective by the SEC or otherwise becomes effective, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay or the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions (each of (A) and (B), a “Maintenance Failure”), then the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Investor for the Registrable Securities then held by such Investor for the initial day of a Maintenance Failure and for each 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured (each, a “Blackout Period”). The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of such Maintenance Failure and each subsequent 30-day period (pro rata for any portion thereof), as applicable. Such payments shall be made to each Investor then holding Registrable Securities in cash. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(iii)            The parties agree that (1) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), and in no event shall the aggregate amount of Liquidated Damages payable to an Investor exceed, in the aggregate, five percent (5.0%) of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement and (2) except with respect to (A) the initial day of failure to file a Registration Statement by the Filing Deadline and (B) the initial day of any Maintenance Failure, in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1.0%) of the aggregate purchase price paid by the Investors pursuant to the Purchase Agreement.

(iv)            Notwithstanding the foregoing, the Company and the Investors agree that the Company will not be liable for any Liquidated Damages under this Section 2(d) with respect to any Registrable Securities prior to their issuance. The Liquidated Damages described in this Section 2(d) shall constitute the Investors’ exclusive monetary remedy for any failure to meet the Filing Deadline and for any Maintenance Failure, but shall not affect the right of the Investors to seek injunctive relief.

(e)            Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities and Additional Securities in a Registration Statement is a primary offering or not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter,” the Company shall use commercially reasonable efforts to advocate before the SEC its reasonable position that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” The Investors shall have the right to select one legal counsel to review and oversee any registration or matters pursuant to this Section 2(e), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto, which counsel shall be designated by the holders of a majority of the Registrable Securities. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(e), the SEC does not alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities and Additional Securities (if any) (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities and Additional Securities (if any) as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed on the Investors pursuant to this Section 2(e) shall be allocated among the holders of Registrable Securities and Additional Securities (if any) on a pro rata basis and shall be applied first to any of the securities of such holder as such holder shall designate, unless the SEC Restrictions otherwise require or provide or the holders of Registrable Securities and Additional Securities (to the extent such Additional Securities were included in such Registration Statement) otherwise agree. No Liquidated Damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline and/or the Qualification Deadline, as applicable, for such Registration Statement including such Cut Back Shares shall be fifteen (15) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be the 90th day immediately after the Restriction Termination Date (or the 120th day if the SEC reviews such Registration Statement).

3.            Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)            use commercially reasonable efforts to cause such Registration Statement to become effective (if not automatically effective upon filing) and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Shares and Conversion Shares cease to be Registrable Securities (the “Effectiveness Period”);

(b)            prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)            provide copies to and permit each Investor to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) days prior to their filing with the SEC and to furnish reasonable comments thereon;

(d)            furnish to each Investor whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Investor, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by such Registration Statement;

(e)            use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of such Registration Statement and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(f)            prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)            use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on The Nasdaq Capital Market (or the primary securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed);

(h)            promptly notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of an Investor, disclose to such Investor any material nonpublic information regarding the Company), and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)            otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j)            if requested by an Investor, (i) as soon as reasonably practicable, incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as reasonably practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as reasonably practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities;

(k)            within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC (if not automatically effective upon filing), the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC; and

(l)            with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold or shall have otherwise ceased to be Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4.            Due Diligence Review; Information. The Company shall, upon reasonable prior notice, make available, during normal business hours and for reasonable periods, for inspection and review by the Investors, and advisors to and representatives of the Investors (including any attorney, accountant or other agent retained by it, who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company) (collectively, the “Inspectors”), all pertinent financial and other records, and all other pertinent corporate documents and properties of the Company (collectively, the “Records”), as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Inspectors (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling the Investors and their accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement; provided, however, that each Inspector shall have agreed in writing to hold in strict confidence and to not make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Section 4 or any other Transaction Document.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to the disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and such representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality and non-use agreement with the Company with respect thereto.

5.            Obligations of the Investors.

(a)            Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in such Registration Statement. An Investor shall provide such information, including but not limited to a completed questionnaire substantially in the form of Exhibit B, to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in such Registration Statement.

(b)            Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)            Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

(d)            Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

6.            Indemnification.

(a)            Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final Prospectus, or any amendment or supplement thereof or (ii) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, and will reimburse such Investor, and each such officer, director, member, employee, agent and each such controlling person for any legal or other documented, out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus; (ii) the use by an Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that such Prospectus is outdated or defective; (iii) an Investor’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not satisfied by filing thereof pursuant to Rule 172 under the 1933 Act or otherwise exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities; or (iv) an Investor’s bad faith, gross negligence, recklessness, fraud or willful misconduct.

(b)            Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. Except to the extent that any such losses, claims, damages, liabilities or expenses are finally judicially determined to have resulted from an Investor’s bad faith, gross negligence, recklessness, fraud or willful misconduct, in no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)            Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. Except to the extent that any such losses, claims, damages or liabilities are finally judicially determined to have resulted from a holder of Registrable Securities’ bad faith, gross negligence, recklessness, fraud or willful misconduct, in no event shall the contribution obligation of such holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.            Miscellaneous.

(a)            Effective Date. This Agreement shall be effective as of the Closing, and if the Closing has not occurred on or prior to fifth Trading Day following the date of the Purchase Agreement, unless otherwise mutually agreed, then this Agreement shall be null and void.

(b)            Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the Required Investors.

(c)            Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 13.02 of the Purchase Agreement.

(d)            Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.

(e)            Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction and without prior written consent of the Required Investors, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

(f)            Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(g)           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(h)           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i)            Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(j)            Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(k)           Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(l)            Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of law principles. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.

(m)          Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	KALA BIO, INC.

	By:	/s/ Mark Iwicki
Name: Mark Iwicki
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	SR ONE CAPITAL FUND II AGGREGATOR, LP By: SR One Capital Partners II, LP, its general partner By: SR One Capital Management, LLC, its general partner
	By:	/s/ Simeon George
Name: Simeon George
Title: Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	ADAR1 PARTNERS, LP By: ADAR1 Capital Management GP, LLC, the General Partner of ADAR1 Partners, LP.
	By:	/s/ Daniel Schneeberger
Name: Daniel Schneeberger
Title: Manager of ADAR1 Capital Management GP, LLC

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	SPEARHEAD INSURANCE SOLUTIONS IDF, LLC - SERIES ADAR1 By: Spearhead IDF Partners, LLC, the Manager of Spearhead Insurance Solutions IDF, LLC – Series ADAR1
	By:	/s/ Ken Foley
Name: Ken Foley
Title: Manager of Spearhead IDF Partners, LLC

Schedule A

The Investors

SR ONE CAPITAL FUND II AGGREGATOR, LP

ADAR1 PARTNERS, LP

SPEARHEAD INSURANCE SOLUTIONS IDF, LLC - SERIES ADAR1

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

– distributions to members, partners, stockholders or other equityholders of the selling stockholders;

– ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

– block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

– purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

– an exchange distribution in accordance with the rules of the applicable exchange;

– privately negotiated transactions;

– short sales and settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

– through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

– broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

– a combination of any such methods of sale; and

– any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealers or underwriters, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part to become effective and to remain continuously effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement and (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

Exhibit B

Form of Selling Stockholder Questionnaire

KALA BIO, INC.

SELLING STOCKHOLDER Questionnaire

Reference is made to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of June 26, 2024, by and among KALA BIO, Inc. (the “Company”) and the parties named therein. Capitalized terms used and not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

The undersigned holder of the Registrable Securities (the “undersigned” or “Selling Stockholder”) is providing this Selling Stockholder Questionnaire pursuant to Section 5(a) of the Registration Rights Agreement. The undersigned, by signing and returning this Selling Stockholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Stockholder Questionnaire and the Registration Rights Agreement. The undersigned hereby acknowledges its indemnity obligations pursuant to Section 6(b) of the Registration Rights Agreement.

The undersigned further acknowledges that the Company intends to use the information set forth below in preparing a resale registration statement (the “Resale Registration Statement”) relating to the Registrable Securities. The undersigned understands that failure to provide the requested information may result in the Company’s exclusion of the undersigned Registrable Securities from the Resale Registration Statement.

The undersigned provides the following information to the Company and represents and warrants that such information is accurate and complete.

PART A.	BACKGROUND INFORMATION

(1)	(a)	Full Legal Name of the Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to the Selling Stockholder:

Telephone:

Contact Person:

(3)	Beneficial Ownership of Registrable Securities (the securities being purchased pursuant to the Purchase Agreement):

(a)	Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (4), the Selling Stockholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a)	Type and Amount of Other Securities beneficially owned by the Selling Stockholder:

(b)	CUSIP No(s). of such Other Securities beneficially owned:

PART B.	RESALE REGISTRATION STATEMENT QUESTIONS

1.	Affiliation with Broker-Dealers: Is the undersigned a registered broker-dealer or an affiliate of a registered broker-dealer? For purposes of this question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes ☐ No ☐

If so, please answer the remaining questions in this section.

Please identify the registered broker-dealer(s) and describe the nature of the affiliation(s) between the undersigned and any registered broker-dealers:

2.	If the Registrable Securities are being purchased by you other than in the ordinary course of business, please describe the circumstances:

3.	If you, at the time of purchasing the Registrable Securities, will have any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

4.	Relationship with the Company:

(A)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes ☐ No ☐

(B)	If so, please state the nature and duration of your relationship with the Company:

5.	Plan of Distribution: Except as set forth below, the undersigned intends to distribute its Registrable Securities pursuant to the Resale Registration Statement in accordance with the “Plan of Distribution” that will be included therein, a copy of which is attached as Exhibit A to the Registration Rights Agreement by and among the Company and the Investors:

State any exceptions here:

6.	Potential Nature of Beneficial Holding: The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that will exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

(A)	Is the undersigned required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission (the “SEC”) pursuant to section 13(a) or 15(d) of the Exchange Act?

Yes ☐ No ☐

(B)	State whether the undersigned is a subsidiary of an investment company, registered under the Investment Company Act of 1940:

Yes ☐ No ☐

If a subsidiary, please identify the publicly-held parent entity:

If you answered “Yes” to these two questions (Part B, clauses 6(A) and (B)), you may skip the next question, and proceed to the signature page of this Questionnaire.

(C)	Please identify the controlling person(s) of the undersigned (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that will exercise sole or shared voting or dispositive power over the Registrable Securities:

Please find below an example of the requested natural person disclosure:

The securities will be held by [VC Fund I] and [VC Fund II]. The [sole general partner] of [VC Fund I] and [VC Fund II] is [VC Management LLC]. The [managers] of [VC Management LLC] are [John Smith] and [Jane Doe]. These individuals may be deemed to have shared voting and investment power of the securities held by [VC Fund I] and [VC Fund II]. Each of these individuals will disclaim beneficial ownership of such securities, except to the extent of his or her pecuniary interest therein.

(D)	Please provide contact information for all controlling persons and Controlling Entities identified in Part B, clause 6(C) above:

Name of controlling person or Controlling Entity (including contact person for Controlling Entities)	Mailing Address	E-Mail Address	Telephone Number

The Company hereby advises the Selling Stockholder that the SEC currently takes the position that coverage of Short Sales (as defined in the Purchase Agreement) of shares of common stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Resale Registration Statement and the related prospectus.

By signing below, the undersigned elects to include the Registrable Securities owned by it in the Registration Statement and consents to the disclosure of the information contained herein and the inclusion of such information in the Resale Registration Statement, any amendments thereto and the related prospectus or other filings with the SEC. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Registration Statement and the related prospectus.

The Selling Stockholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Resale Registration Agreement. The Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned agrees to notify the Company immediately of any changes in the foregoing information and to furnish any supplementary information that may be appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of ___________, 2024, and declares that it is truthful and correct.

A.       FOR EXECUTION BY AN ENTITY:

Entity Name:

By:
Date
Print Name:
Title:

B.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By:
Date
Print Name:
Title:

Entity Name:

By:
Date
Print Name:
Title:

C.	FOR EXECUTION BY AN INDIVIDUAL:

By:
Date
Print Name: